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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-43701 on Form S-3 and Registration Statement No. 333-18265 on Form S-8 of Biofield Corp. of our report dated March 18, 1998, appearing in the Annual Report on Form 10-K of Biofield Corp. for the year ended December 31, 1997.






Atlanta, Georgia
March 27, 1998